                                                                 EXHIBIT 10.12.5


                                AMENDMENT NO. 2
                                     to the
                     SECOND AMENDED AND RESTATED AGREEMENT
                                    between
                             PHILIP MORRIS USA INC.
                                      and
                     SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
                             for FINE PAPER SUPPLY

This Amendment No. 2, effective January 1, 2003, is by and between Philip Morris USA Inc. (formerly Philip Morris Incorporated), a Virginia corporation and doing business as Philip Morris U.S.A. ("Buyer"), and Schweitzer-Mauduit International, Inc., a Delaware corporation ("Seller").

                                    RECITALS
         Whereas, Buyer and Seller have previously entered into the Second Amended and Restated Agreement for Fine Paper Supply, effective July 1, 2000, which has been amended by Amendment No. 1, effective May 23, 2002 (as amended, the "Agreement"); and

         Whereas, Buyer and Seller now wish to amend the Agreement as provided herein.

         Now therefore, in consideration of the promises exchanged herein and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, Buyer and Seller agree as follows:

1. Definitions. Except as expressly provided herein, all capitalized terms used herein shall have the meanings assigned to them in the Agreement, as amended, or in the Amended and Restated Addendum to Fine Papers Supply Agreement, effective July 1, 2000 (as amended, the "Addendum").

2. Base Prices. Effective January 1, 2003, the Base Prices used to determine the Adjusted Base Prices for each Grade of Fine Papers, excluding Banded Cigarette Papers, shall be as shown in Attachment 1 hereto, which shall amend and restate Exhibit A of the Agreement. These Base Prices are subject to re-determination [******] as provided in Paragraphs 3, 4 and 5 below.

3. Re-Determined Base Prices for [******]. Effective [******], the Base Prices for Cigarette Papers set forth in Attachment 1 are subject to re-determination as follows. [******]

Confidential Material Appearing in this Document has been omitted and filed separately with the Securities and Exchange Commission in accordance with Rule 24 b-2, promulgated under the Securities and Exchange Act of 1934, as amended. Omitted information has been replaced with asterisks.

         a.       [******]

         b.       [******]

         The Base Prices applicable for [******], determined as provided in this Paragraph 3, are hereinafter referred to as the "[*****] Base Prices." If the [******] Base Prices [******] as set forth in Paragraph 3.a, such [******] is referred to as the "[******] Base Price [******]."

4. Re-determined Base Prices for [******]. Effective [******], the [******] Base Prices for Cigarette Papers [******] are subject to re-determination as follows: [******]

         a.       [******]

         b.       [******]

         c.       [******]

         d.       [******]

                  i.       [******]

                  ii.      [******]

         The Base Prices applicable for [******], determined as provided in this Paragraph 4, are hereinafter referred to as the "[******] Base Prices." If the [******] Base Prices reflect a [******] as set forth in Paragraph 4.a, b or c, such [*******] is referred to as the "[******] Base Price [*******]."

5. Re-determined Base Prices for [******]. Effective [******], the [******] Base Prices for Cigarette Papers [******] are subject to re-determination as follows: [******]

         a.       [******]

         b.       [******]

         c.       [******]

Confidential Material Appearing in this Document has been omitted and filed separately with the Securities and Exchange Commission in accordance with Rule 24 b-2, promulgated under the Securities and Exchange Act of 1934, as amended. Omitted information has been replaced with asterisks.

         d.       [******]

         e.       [******]

         f.       [******]

                  i.       [******]
                  ii.      [******]
                  iii.     [******]

                  [******]

6. Effect of Delays in Re-determining Base Prices. To the extent the information necessary to re-determine the Base Prices for Cigarette Paper in accordance with Paragraphs 3, 4 and 5 above is not available as of the "effective date" of any such re-determination, the re-determination shall be made as soon as practical after such information is available. Prior to any such re-determination, the Base Prices applicable for the [******] shall be used to determine the Invoice Prices for Cigarette Paper delivered on or after such "effective date." Once the Base Prices are re-determined, such re-determined Base Prices shall be the Base Prices applicable for the [******] and an appropriate adjustment shall be made in the compensation paid or payable in connection with Cigarette Paper delivered and sold after the "effective date" for, but prior to, such re-determination.

7. Base Prices During Phaseout Period. During the Phaseout Period, the Base Prices shall [******] as provided in Paragraphs 3, 4 and 5 above, i.e., the Adjusted Base Prices applicable during the Phaseout Period shall be determined using the Base Prices applicable for Cigarette Paper [******] delivered and sold during the [******] the start of the Phaseout Period.

8.       [******]

         a.       [******]

Confidential Material Appearing in this Document has been omitted and filed separately with the Securities and Exchange Commission in accordance with Rule 24 b-2, promulgated under the Securities and Exchange Act of 1934, as amended. Omitted information has been replaced with asterisks.

                                                 [******]

                  -------------------------------------------------------------------

                      [******]              [******]                  [******]

                  -------------------------------------------------------------------
                                            [******]
                      [******]              [******]                  [******]
                  -------------------------------------------------------------------
                                            [******]
                      [******]              [******]                  [******]
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                      [******]              [******]                  [******]
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

                  [******]

         b.       [******]

         c.       [******]

         d.       [******]

         e.       [******]

9.       [******]

10.      [******]

         a.       [******]

                  i.       [******]

                  ii:      [******]

         b.       [******]

                  i.       [******]

Confidential Material Appearing in this Document has been omitted and filed separately with the Securities and Exchange Commission in accordance with Rule 24 b-2, promulgated under the Securities and Exchange Act of 1934, as amended. Omitted information has been replaced with asterisks.

                  ii.      [******]

                  [******]

11.      [******]

         a.       [******]

         b.       [******]

         [******]

12.      [******]

         a.       [******]

                  i.       [******]

                  ii.      [******]

                  iii.     [******]

                  iv.      [******]

         b.       [******]

         c.       [******]

                  i.       [******]

                  ii.      [******]

                  [******]

         d.       [******]

                  (i)      [******]

                  (ii)     [******]

Confidential Material Appearing in this Document has been omitted and filed separately with the Securities and Exchange Commission in accordance with Rule 24 b-2, promulgated under the Securities and Exchange Act of 1934, as amended. Omitted information has been replaced with asterisks.

                  [******]

13.      [******]

14.      [******]

15. Other Provisions Unchanged. All other provisions of the Agreement shall remain unchanged.

16. Separate Counterparts. This Amendment No. 2 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

17. Entire Agreement. The Agreement and this Amendment No. 2 constitute the entire agreement between the parties regarding the subject matter contained herein.

         IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to sign this Amendment No. 2, intending that the parties should be bound thereby.


PHILIP MORRIS USA INC.                SCHWEITZER-MAUDUIT
                                      INTERNATIONAL, INC.



By: W. L. Odom                        By: Peter J. Thompson
   ----------------------------          -----------------------------

Name:  W.L. Odom                      Name:  Peter J. Thompson
Title: Director, Purchasing           Title: President - U.S. Operations

Confidential Material Appearing in this Document has been omitted and filed separately with the Securities and Exchange Commission in accordance with Rule 24 b-2, promulgated under the Securities and Exchange Act of 1934, as amended. Omitted information has been replaced with asterisks.

                                  ATTACHMENT 1
                        PHILIP MORRIS/SCHWEITZER-MAUDUIT

                                  BASE PRICES

-------------------------------------------------------------------------------------------------------------------
                                                                                                  Base Price
                                        SWM                          SWM                           [******]
                                        SALES                       GRADE                          [******]
PRODUCT                                 CODE                         CODE                          [******]
-------                                 ----                         ----
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
[******]
                                     [******]                     [******]                         [******]
                                     [******]                     [******]                         [******]
                                     [******]                     [******]                         [******]
                                     [******]                     [******]                         [******]
                                     [******]                     [******]                         [******]
                                     [******]                     [******]                         [******]
                                     [******]                     [******]                         [******]
                                     [******]                     [******]                         [******]
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                                  Base Price
                                                                                                   [******]
                                                                                                   [******]
                                                                                                   [******]
-------------------------------------------------------------------------------------------------------------------
[******]
                                     [******]                     [******]                         [******]
                                                                  [******]                         [******]
                                     [******]                     [******]                         [******]
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                                  Base Price
                                                                                                   [******]
                                                                                                   [******]
                                                                                                   [******]
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[******]
[******]                             [******]                     [******]                       [******]
[******]                             [******]                     [******]                       [******]
[******]                             [******]                     [******]                       [******]
[******]                             [******]                     [******]                       [******]
[******]                             [******]                     [******]                       [******]
-------------------------------------------------------------------------------------------------------------------